CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED
Addendum to the Side Letter Agreement
between
3D Medicines Inc.
and
SELLAS Life Sciences Group, Inc.

This Addendum (this “Addendum”) to the Side Letter Agreement is made as of May 5, 2023 (the “Effective Date”), by and between SELLAS Life Sciences Group, Inc., (“SELLAS”), 3D Medicines Inc. (“3D Medicines”) and 3D Medicines (Qingdao) Co., Ltd. (“3D Medicines (Qingdao),” a wholly-owned subsidiary of 3D Medicines Inc.), with the address at No. 70 Qutangxia Road, Shinan District, Qingdao, Shandong Province, China., for the research and development of SELLAS’ candidate product, Galinpepimut-S (GPS, 3D189) (the “Study Drug”). The parties to this Addendum are individually referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS, 3D Medicines entered into an Exclusive License Agreement dated December 7, 2020, by and among SELLAS and SLSG Limited, LLC (the “License Agreement”);

WHEREAS, SELLAS is currently conducting a Phase III clinical trial of the Study Drug in patients with Acute Myeloid Leukemia (the “Study”), having a protocol titled, “A Randomized, Open-Label Study of the Efficacy and Safety of Galinpepimut-S (GPS) Maintenance Monotherapy Compared to Investigator's Choice of Best Available Therapy in Subjects with Acute Myeloid Leukemia Who Have Achieved Complete Remission After Second-Line Salvage Therapy” (the “Protocol”).

WHEREAS, to conduct the Study in Institutions located in mainland China, 3D Medicines and SELLAS signed a Side Letter Agreement (the “Side Letter”) on November 23, 2022, which set forth the responsibilities of each Party in the conduct of the Study in mainland China.

WHEREAS, in accordance with applicable Chinese laws and regulations, 3D Medicines (Qingdao) is authorized to assume the responsibilities and right of the Sponsor to conduct, implement, and manage the Study.

THEREFORE, the Parties agree as follows:

1. Definitions.

All capitalized or defined terms in this Addendum shall have the same meaning as specified in the License Agreement and the Side letter.
“SOP” means Standard Operating Procedure.
“eTMF system” means electronic Trial Master File System.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED

2. Responsibilities of the Parties

Clinical Trial Agreements, Study Budget, and Additional Study Costs

2.1 3D Medicines (Qingdao) shall enter into a Clinical Trial Agreement with each Institution on behalf of SELLAS upon (1) SELLAS’ consent that the Institution may conduct the Study and (2) SELLAS’ review and approval of the proposed Clinical Trial Agreement and Study budget from that Institution.

2.2    Additional Study Costs. Prior to incurring any additional expenses or costs that are not included in any Clinical Trial Agreement, but are associated with conducting the Study at the Institutions (such as GCP office review fee, ethical review fee, project initiation fee, office supplies fee, etc.) (“Additional Study Costs”), 3D Medicines and/or 3D Medicines (Qingdao) shall (1) submit to SELLAS an estimate or budget of the Additional Study Costs and (2) obtain SELLAS’ approval of the Additional Study Costs. Any documentation supporting or explaining the Additional Study Costs should also be submitted to SELLAS for consideration.

2.3    The total budget to conduct the Study in China at all planned Institutions (“Total Budget”), exclusive of the Local Vendors (as defined below), is [***]. If the final and total cost to conduct and complete the Study in China at all Institutions under fully executed Clinical Trial Agreements [***], then 3D Medicines and/or 3D Medicines Qingdao shall [***] notify SELLAS’ Clinical Operations, Alliance Manager, and Finance Department, and obtain written approval [***] from SELLAS’ Finance Department [***].

2.4    SELLAS will reimburse 3D Medicines (Qingdao) for [***].

Local Vendors in China

2.5    As set forth in the Side Letter, where possible, SELLAS shall enter into contracts directly with local vendors in China, such as drug depot and SMO (“Local Vendors”). If it is not possible for SELLAS to do so, then 3D Medicines (Qingdao) may enter into contracts directly with Local Vendors on behalf of SELLAS only for purposes of the Study.

2.6    Prior to entering into a contract with any Local Vendors as set forth in the Side Letter and this Addendum, 3D Medicines (Qingdao) shall (1) provide to SELLAS financial proposals/budgets from each Local Vendor, (2) allow SELLAS to review and comment on financial proposals/budgets and the proposed contract from each Local Vendor, and (3) obtain SELLAS’ approval of the financial proposals/budgets and contract from each Local Vendor. 3D Medicines (Qingdao) shall not sign any contract with any Local Vendors without first obtaining SELLAS’ approval of the financial proposals/budgets and final contract.

2.7    [***] payments made by 3D Medicines (Qingdao) to each Local Vendor pursuant to a fully executed contract [***] as described in Section 2.5 above will be reimbursed by SELLAS [***]. If

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED
any fees, expenses, or costs to a Local Vendor [***], then 3D Medicines (Qingdao) must first obtain SELLAS’ approval [***].

3. Invoices and Payments

3.1 [***].

3.2    The Study Costs and Additional Study Costs. 3D Medicines and SELLAS shall reconcile on [***] the Study Costs and Additional Study Costs incurred by 3D Medicines and/or 3D Medicines (Qingdao) in the [***]. Following such reconciliation, 3D Medicines will issue a reconciliation statement for Study Costs and Additional Study Costs. Within [***] reconciliation statement, SELLAS shall inform 3D Medicines whether SELLAS approves or disputes the statement. Following such approval, 3D Medicines may [***].

3.3    Local Vendors. 3D Medicines shall submit an invoice on [***]. SELLAS shall pay [***].

3.4    Each statement shall be in English [***] and contain the following information: (1) the name and address of the Institution or Local Vendor; (2) date(s) of the services or incurrence of the fees and/or costs; (3) a description of the services or deliverables provided or work completed, and itemization of the fees and/or costs charged; (4) the amount of the fees and/or costs owed [***]; and (4) any other documentation supporting or explaining the fees and/or costs.

3.5    SELLAS may withhold any invoice amounts that it disputes, in which case SELLAS will so notify 3D Medicines and the Parties agree to work in good faith to resolve any such disputes.

3.6    In addition to [***] invoicing, 3D Medicines and/or 3D Medicines (Qingdao) shall also provide SELLAS, on, with an estimate of any Study Costs, Additional Study Costs, and fees/costs with Local Vendors [***].

3.7 Payment. The Parties agree that payments referred to in this Addendum shall be made by SELLAS to 3D Medicines in [***].

4. Default. If SELLAS fails to pay any undisputed invoice as set forth in this Addendum, then 3D Medicines and/or 3D Medicines (Qingdao)3D Medicines and 3D Medicines(Qingdao) may, at their option exercise any and all rights and remedies available to 3D Medicines and 3D Medicines (Qingdao) at law, and may immediately terminate this Addendum.

5. The Study conducted in China shall comply with all applicable laws, regulations, the Protocol and [***] SOP.

6. Miscellaneous.

6.1    All the Study documents associated with this Study in China will be uploaded to [***] eTMF system.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED
6.2    In case of any conflicts between this Addendum and the Exclusive License Agreement or the Side Letter, the Exclusive License Agreement controls and governs. In the event of a conflict between this Addendum and the Side Letter, this Addendum controls and governs. All other terms and conditions of the Exclusive License Agreement and the Side Letter shall remain unchanged and shall have full force and effect between the Parties.

6.3    This Addendum may be executed in two or more counterparts by original signature, facsimile or PDF files, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures on following page.]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED
IN WITNESS WHEREOF, the Parties intending to be bound have caused this Addendum to be executed by their duly authorized representatives as of the Effective Date.

SELLAS Life Sciences Group, Inc.		3D Medicines Inc.

By:	/s/ Angelos M. Stergiou	By:	/s/ Shen Xiao
Name:	Angelos M. Stergiou	Name:	Shen Xiao
Title:	President & CEO	Title:	Chief Medical Officer
Date:	May 24, 2023	Date:	May 16, 2023

3D Medicines (Qingdao) Co., Ltd.

By:	/s/ Shen Xiao
Name:	Shen Xiao
Title:	Chief Scientific Officer
Date:	May 16, 2023